AMENDMENT NO. 6 TO RESTATED
MANAGEMENT AGREEMENT


	THIS AMENDMENT NO. 6 TO
RESTATED MANAGEMENT AGREEMENT
("Amendment") is effective as of the 31st day of July, 2017, by and between AMERICAN CENTURY
MUTUAL FUNDS, INC., a Maryland corporation
(hereinafter called the "Corporation"), and
AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC., a Delaware corporation
(hereinafter called the "Investment Manager").

	WHEREAS, the Corporation and the
Investment Manager are parties to a certain
Restated Management Agreement effective as of August 1, 2011, and amended effective as of September 30, 2011, July 26, 2013, August 1, 2014,
December 1, 2016 and April 10, 2017
("Agreement");

       WHEREAS, the parties hereto desire to
enter into this Amendment to reflect the name change of the Institutional Class of Common stock to G Class and amend the fee schedule of such class for the series of shares titled NT Growth Fund and NT Heritage Fund; and

       WHEREAS, the parties hereto desire to
enter into this Amendment to reflect the elimination of the R6 Class of the series of shares titled NT Growth Fund and NT Heritage Fund.

	NOW, THEREFORE, IN
CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

	1.	Amendment of Schedule A.
Schedule A to the Agreement is hereby amended by deleting it in its entirety and inserting in lieu therefor the Schedule A attached hereto.

	2.	Ratification and Confirmation of
Agreement. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

       3.	Full Force and Effect.  Except as
expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.





       [Remainder of page intentionally left blank;
signature page to follow.]


       IN WITNESS WHEREOF, the parties have
caused this Amendment to be duly executed by
their respective duly authorized officers to be
effective as of the day and year first above written.
AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC.
AMERICAN CENTURY MUTUAL FUNDS, INC.
/s/ Otis H. Cowan
/s/ Charles A. Etherinton
Otis H. Cowan
Vice President
Charles A. Etherington
Senior Vice President









Schedule A
Fee Schedules

Series
Investment
Strategy
Assets
Fee Schedule by Class


Investor
I
A
C
R
R6
R5
Y
Ultra Fund
First $4
billion
0.990%
0.790%
0.990%
0.990%
0.990%
0.640%
0.790%
0.640%

Next $4
billion
0.970%
0.770%
0.970%
0.970%
0.970%
0.620%
0.770%
0.620%

Next $4
billion
0.950%
0.750%
0.950%
0.950%
0.950%
0.600%
0.750%
0.600%

Next $4
billion
0.930%
0.730%
0.930%
0.930%
0.930%
0.580%
0.730%
0.580%

Next $4
billion
0.910%
0.710%
0.910%
0.910%
0.910%
0.560%
0.710%
0.560%

Next $5
billion
0.890%
0.690%
0.890%
0.890%
0.890%
0.540%
0.690%
0.540%

Over $25
billion
0.800%
0.600%
0.800%
0.800%
0.800%
0.450%
0.600%
0.450%
Heritage
Fund
All Assets
1.000%
0.800%
1.000%
1.000%
1.000%
0.650%
0.800%
0.650%
All Cap
Growth Fund
All Assets
1.000%
0.800%
1.000%
1.000%
1.000%
n/a
n/a
n/a
New
Opportunities
Fund
First $250
million
1.500%
1.300%
1.500%
1.500%
1.500%
n/a
n/a
n/a

Next $250
million
1.250%
1.050%
1.250%
1.250%
1.250%
n/a
n/a
n/a

Next $250
million
1.150%
0.950%
1.150%
1.150%
1.150%
n/a
n/a
n/a

Over $750
million
1.100%
0.900%
1.100%
1.100%
1.100%
n/a
n/a
n/a
Growth Fund
First $4
billion
0.990%
0.790%
0.990%
0.990%
0.990%
0.640%
0.790%
0.640%

Next $4
billion
0.970%
0.770%
0.970%
0.970%
0.970%
0.620%
0.770%
0.620%

Next $4
billion
0.950%
0.750%
0.950%
0.950%
0.950%
0.600%
0.750%
0.600%

Next $4
billion
0.930%
0.730%
0.930%
0.930%
0.930%
0.580%
0.730%
0.580%

Next $4
billion
0.910%
0.710%
0.910%
0.910%
0.910%
0.560%
0.710%
0.560%

Next $5
billion
0.890%
0.690%
0.890%
0.890%
0.890%
0.540%
0.690%
0.540%

Over $25
billion
0.800%
0.600%
0.800%
0.800%
0.800%
0.450%
0.600%
0.450%
Select Fund
First $4
billion
0.990%
0.790%
0.990%
0.990%
0.990%
0.640%
0.790%
0.640%

Next $4
billion
0.970%
0.770%
0.970%
0.970%
0.970%
0.620%
0.770%
0.620%

Next $4
billion
0.950%
0.750%
0.950%
0.950%
0.950%
0.600%
0.750%
0.600%

Next $4
billion
0.930%
0.730%
0.930%
0.930%
0.930%
0.580%
0.730%
0.580%

Next $4
billion
0.910%
0.710%
0.910%
0.910%
0.910%
0.560%
0.710%
0.560%

Next $5
billion
0.890%
0.690%
0.890%
0.890%
0.890%
0.540%
0.690%
0.540%

Over $25
billion
0.800%
0.600%
0.800%
0.800%
0.800%
0.450%
0.600%
0.450%
Small Cap
Growth Fund
First $250
million
1.500%
1.300%
1.500%
1.500%
1.500%
1.150%
1.300%
1.150%

Next $250
million
1.250%
1.050%
1.250%
1.250%
1.250%
0.900%
1.050%
0.900%

Next $250
million
1.150%
0.950%
1.150%
1.150%
1.150%
0.800%
0.950%
0.800%

Over $750
million
1.100%
0.900%
1.100%
1.100%
1.100%
0.750%
0.900%
0.750%
Adaptive
Equity Fund
First $500
million
1.250%
1.050%
1.250%
n/a
1.250%
0.900%
n/a
n/a
(f/k/a Veedot
Fund)
Next $500
million
1.100%
0.900%
1.100%
n/a
1.100%
0.750%
n/a
n/a

Over $1
billion
1.000%
0.800%
1.000%
n/a
1.000%
0.650%
n/a
n/a
Balanced
Fund
First $1
billion
0.900%
0.700%
n/a
n/a
n/a
n/a
0.700%
n/a

Over $1
billion
0.800%
0.600%
n/a
n/a
n/a
n/a
0.600%
n/a
Capital Value
Fund
First $500
million
1.100%
0.900%
1.100%
n/a
n/a
n/a
n/a
n/a

Next $500
million
1.000%
0.800%
1.000%
n/a
n/a
n/a
n/a
n/a

Over $1
billion
0.900%
0.700%
0.900%
n/a
n/a
n/a
n/a
n/a
Sustainable
Equity Fund
First $4
billion
0.990%
0.790%
0.990%
0.990%
0.990%
n/a
0.790%
0.640%
(f/k/a
Fundamental
Equity Fund)
Next $4
billion
0.970%
0.770%
0.970%
0.970%
0.970%
n/a
0.770%
0.620%

Next $4
billion
0.950%
0.750%
0.950%
0.950%
0.950%
n/a
0.750%
0.600%

Next $4
billion
0.930%
0.730%
0.930%
0.930%
0.930%
n/a
0.730%
0.580%

Next $4
billion
0.910%
0.710%
0.910%
0.910%
0.910%
n/a
0.710%
0.560%

Next $5
billion
0.890%
0.690%
0.890%
0.890%
0.890%
n/a
0.690%
0.540%

Over $25
billion
0.800%
0.600%
0.800%
0.800%
0.800%
n/a
0.600%
0.450%



Series
Investment
Strategy Assets
Fee Schedule by Class


G
NT Growth Fund
First $4 billion
0.640%

Next $4 billion
0.620%

Next $4 billion
0.600%

Next $4 billion
0.580%

Next $4 billion
0.560%

Next $5 billion
0.540%

Over $25 billion
0.450%
NT Heritage Fund
All Assets
0.650%